UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Eighty-Third to Eighty-Eighth Supplemental Indentures

On March 13, 2013, NRG Energy, Inc. (“NRG”), the subsidiaries of NRG named in the seventy-seventh supplemental indenture (as described below) (collectively, the “Existing Guarantors”), Allied Warranty LLC and Lone Star A/C & Appliance Repair, LLC (together, the “Guaranteeing Subsidiaries”), and Law Debenture Trust Company of New York, as trustee (the “Trustee”), entered into the eighty-third supplemental indenture (the “Eighty-Third Supplemental Indenture”), supplementing the indenture, dated as of February 2, 2006 (the “Base Indenture”), as supplemented by the twenty-second supplemental indenture, dated as of June 5, 2009 (the “Twenty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $700,000,000 aggregate principal amount of 8.50% senior notes due 2019 (the “8.50% 2019 Notes”), the twenty-third supplemental indenture, dated as of July 14, 2009, among NRG, the guarantors party thereto and the Trustee, the twenty-seventh supplemental indenture, dated as of October 5, 2009, among NRG, the guarantors party thereto and the Trustee, the thirty-first supplemental indenture, dated as of April 16, 2010, among NRG, the guarantors party thereto and the Trustee, the thirty-fifth supplemental indenture, dated as of June 23, 2010, among NRG, the guarantors party thereto and the Trustee, the fortieth supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-seventh supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-third supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-ninth supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-fifth supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-first supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, and the seventy-seventh supplemental indenture, dated as of January 3, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighty-Third Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 8.50% 2019 Notes.

On March 13, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the eighty-fourth supplemental indenture (the “Eighty-Fourth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the thirty-sixth supplemental indenture, dated as of August 20, 2010 (the “Thirty-Sixth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,100,000,000 aggregate principal amount of 8.25% senior notes due 2020 (the “2020 Notes”), the forty-first supplemental indenture, dated as of December 15, 2010, among NRG, the guarantors party thereto and the Trustee, the forty-third supplemental indenture, dated as of April 22, 2011, among NRG, the guarantors party thereto and the Trustee, the forty-eighth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fourth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixtieth supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-sixth supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-second supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, and the seventy-eighth supplemental indenture, dated as of January 3, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighty-Fourth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2020 Notes.

On March 13, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the eighty-fifth supplemental indenture (the “Eighty-Fifth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the forty-second supplemental indenture, dated as of January 26, 2011 (the “Forty-Second Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.625% senior notes due 2018 (the “2018 Notes”), the forty-ninth supplemental indenture, dated as of May 20, 2011, among NRG, the guarantors party thereto and the Trustee, the fifty-fifth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-first supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-seventh supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-third supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, and the seventy-ninth supplemental indenture, dated as of January 3, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighty-Fifth

Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2018 Notes.

On March 13, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the eighty-sixth supplemental indenture (the “Eighty-Sixth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fiftieth supplemental indenture, dated as of May 24, 2011 (the “Fiftieth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $800,000,000 aggregate principal amount of 7.625% senior notes due 2019 (the “7.625% 2019 Notes”), the fifty-sixth supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-second supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-eighth supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-fourth supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, and the eightieth supplemental indenture, dated as of January 3, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighty-Sixth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 7.625% 2019 Notes.

On March 13, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the eighty-seventh supplemental indenture (the “Eighty-Seventh Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the fifty-first supplemental indenture, dated as of May 24, 2011 (the “Fifty-First Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Notes”), the fifty-seventh supplemental indenture, dated as of November 8, 2011, among NRG, the guarantors party thereto and the Trustee, the sixty-third supplemental indenture, dated as of April 5, 2012, among NRG, the guarantors party thereto and the Trustee, the sixty-seventh supplemental indenture, dated as of May 9, 2012, among NRG, the guarantors party thereto and the Trustee, the seventy-fifth supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, and the eighty-first supplemental indenture, dated as of January 3, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighty-Seventh Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2021 Notes.

On March 13, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the eighty-eighth supplemental indenture (the “Eighty-Eighth Supplemental Indenture”), supplementing the Base Indenture, as supplemented by the seventieth supplemental indenture, dated as of September 24, 2012 (the “Seventieth Supplemental Indenture”), among NRG, the guarantors party thereto and the Trustee, pursuant to which NRG issued $990,000,000 aggregate principal amount of 6.625% senior notes due 2023 (the “2023 Notes”), the seventy-sixth supplemental indenture, dated as of October 9, 2012, among NRG, the guarantors party thereto and the Trustee, and the eighty-second supplemental indenture, dated as of January 3, 2013, among NRG, the Existing Guarantors and the Trustee. Pursuant to the Eighty-Eighth Supplemental Indenture, the Guaranteeing Subsidiaries became guarantors of NRG’s obligations under its 2023 Notes.

Eighty-Ninth Supplemental Indenture

On March 13, 2013, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into the eighty-ninth supplemental indenture (the “Eighty-Ninth Supplemental Indenture”), to amend Section 7.10 of the Base Indenture and supplement each of the Twenty-Second Supplemental Indenture, the Thirty-Sixth Supplemental Indenture, the Forty-Second Supplemental Indenture, the Fiftieth Supplemental Indenture, the Fifty-First Supplemental Indenture and the Seventieth Supplemental Indenture (collectively, the “Notes Supplemental Indentures”).  As amended by the Eighty-Ninth Supplemental Indenture, Section 7.10 of the Base Indenture provides that the Trustee and Law Debenture Guarantee Limited collectivelly shall always have a combined capital and surplus of at least $50,000,000.  The amendment was entered into pursuant to Section 9.1(d) of the Base Indenture and Section 9.01(4) of each of the Notes Supplemental Indentures, which permit amendments without consent of holders of the notes to make changes that do not adversely affect the legal rights of any holder.

Copies of the Eighty-Third Supplemental Indenture, the Eighty-Fourth Supplemental Indenture, the Eighty-Fifth Supplemental Indenture, the Eighty-Sixth Supplemental Indenture, the Eighty-Seventh Supplemental Indenture, the Eighty-Eighth Supplemental Indenture and the Eighty-Ninth Supplemental Indenture are attached as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions of the material terms of the Eighty-Third Supplemental Indenture, the Eighty-Fourth Supplemental Indenture, the Eighty-Fifth Supplemental Indenture, the Eighty-Sixth Supplemental Indenture, the Eighty-Seventh Supplemental Indenture, the Eighty-Eighth Supplemental Indenture and the Eighty-Ninth Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

By:	/s/ David R. Hill
David R. Hill
Executive Vice President and General Counsel

March 13, 2013

EXHIBIT INDEX

Exhibit No.	Document

4.1	Eighty-Third Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Eighty-Fourth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.3	Eighty-Fifth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.4	Eighty-Sixth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.5	Eighty-Seventh Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.6	Eighty-Eighth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.7	Eighty-Ninth Supplemental Indenture, dated as of March 13, 2013, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.